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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                 March 31, 2003
         ---------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                                  M-Wave, Inc.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                       33-45499                   36-3809819
----------------------------         -----------             -------------------
(State or other jurisdiction         (Commission                (IRS Employer
    of incorporation)                File Number)            Identification No.)



          475 Industrial Drive, West Chicago, Illinois     60185
          ---------------------------------------------------------
          (Address of principal executive offices)       (Zip Code)



                                 (630) 562-5550
                         ------------------------------
                         (Registrant's telephone number)



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ITEM 5.  OTHER EVENTS.

         On March 31, 2003 M-Wave, Inc. announced that it had entered into a Forebearance Agreement with Bank One, N.A. relating to M-Wave's outstanding industrial bond debt. The full text of M-Wave, Inc.'s March 31, 2003 press release disclosing the terms of the Forebearance Agreement and other matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Exhibits

             99.1 Press Release issued by M-Wave, Inc. dated March 31, 2003.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 31, 2003

                                             M-WAVE, INC.


                                             By: /s/ PAUL H. SCHMITT
                                                 -------------------------------
                                                 Name:   Paul H. Schmitt
                                                 Title:  Chief Financial Officer




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                                  EXHIBIT INDEX




     EXHIBIT                        DESCRIPTION
       NO.                          -----------
     -------

       99.1         Press Release issued by M-Wave, Inc. dated March 31, 2003






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